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 SEC 873 (10/2000)  Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB
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                               UNITED STATES            ------------------------
                    SECURITIES AND EXCHANGE COMMISSION  OMB APPROVAL
                                                        ------------------------
                           Washington, DC 20549         OMB Number: 3235-0060
                                                        Expires: March 31, 2003
                                 FORM 8-K               Estimated average burden
                                                        hours per response. 1.25
                                                        ------------------------
                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)  April 25, 2002
                                            ------------------------------------

                             AFC Enterprises, Inc.
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            (Exact name of registrant as specified in its charter)

          Minnesota                             000-32369                                58-2016606
--------------------------------------------------------------------------------------------------------------
(State or other jurisdiction              (Commission File Number)            (IRS Employer Identification No.)
      of incorporation)

       Six Concourse Parkway, Suite 1700, Atlanta, Georgia                                  30328-5352
--------------------------------------------------------------------------------------------------------------
           (Address of principal executive offices)                                         (Zip Code)


Registrant's telephone number, including area code   (770) 391-9500
                                                     ---------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                       (Former name or former address, if changed since last report.)

                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events and Regulation FD Disclosure.

   Reference is made to the press release of the registrant, issued on April 25, 2002, which contains certain information meeting the requirements of this Item 5, and discloses the registrant's receipt of commitment letters for a new senior bank credit facility. The press release is incorporated herein to this Form 8-K by this reference. A copy of this press release is attached to this Form 8-K as
Exhibit 99.

Item 7.  Financial Statements and Exhibits.

(c)    Exhibits.

       Exhibit
       Number                            Description
       -------                           -----------
       99          Press release of AFC Enterprises, Inc. dated April 25, 2002

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                                     SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  AFC Enterprises, Inc.
                                         -------------------------------------
                                                       (Registrant)


Date    April 25, 2002                     /s/ Gerald J. Wilkins
      -----------------------            -------------------------------------
                                           Gerald J. Wilkins
                                           Executive Vice President and
                                           Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit
Number                            Description
------                            -----------
99            Press release of AFC Enterprises, Inc. dated April 25, 2002